UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

CHAMPIONS BIOTECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17263	52-1401755
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Science and Technology Park at Johns Hopkins 855 N. Wolfe Street, Baltimore, MD	21205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 630-1313

Inapplicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 24, 2009, the Audit Committee of the Board of Directors (the “Audit Committee”) of Champions Biotechnology, Inc. (the “Company”) dismissed its independent registered public accounting firm, Bagell, Josephs, Levine & Company, L.L.C. (“Bagell Josephs”), and engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the year ended April 30, 2009. The change in auditors became effective immediately. This determination followed the Company’s decision to seek proposals from independent accountants to audit the consolidated financial statements of the Company, and was approved by the Company’s Board of Directors upon the recommendation of its Audit Committee.

The audit reports of Bagell Josephs on the consolidated financial statements of the Company as of and for the fiscal years ended April 30, 2007 and April 30, 2008 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended April 30, 2007 and April 30, 2008, and the subsequent period through March 23, 2009, there were no disagreements (as defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K) with Bagell Josephs, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Bagell Josephs’ satisfaction, would have caused Bagell Josephs to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years.

During the years ended April 30, 2007 and April 30, 2008 and the subsequent period through March 23, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that in 2008, the Audit Committee discussed with Bagell Josephs the existence of a material weakness in the Company’s internal control over financial reporting related to inadequate staffing and supervision that could lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews. This material weakness is more fully described in the Company’s Annual Reporting on Form 10-KSB for the year ended April 30, 2008, filed July 29, 2008 with the Securities and Exchange Commission (the “SEC”). The Company authorized Bagell Josephs to respond fully to the inquiries of E&Y concerning the material weakness.

During fiscal years ended April 30, 2007 and April 30, 2008, and the subsequent interim period through March 23, 2009, neither the Company nor anyone acting on its behalf has consulted with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided a copy of this Form 8-K to Bagell Josephs and requested Bagell Josephs to furnish a letter as required by Item 304(a)(3) of Regulation S-K. A copy of letter from Bagell Josephs dated March 25, 2009 is attached hereto as Exhibit 16.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.

16.1	Letter of Bagell, Josephs, Levine & Company, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPIONS BIOTECHNOLOGY, INC.
(Registrant)

Date: March 25, 2009

By:             /s/ Douglas D. Burkett
Douglas D. Burkett
President